UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 L Street, NW, Washington, DC 20005	20005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2013, the Company amended its Amended and Restated Certificate of Incorporation to remove the voting standard so that the Board of Directors may provide for majority voting in uncontested director elections. The amendment became effective by filing a Third Amended and Restated Certificate of Incorporation with the State of Delaware on June 4, 2013 following stockholder approval, as discussed further below under Item 5.07. A copy of the Third Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following items, which are more fully described in our proxy statement dated April 25, 2013, were submitted to a vote of the stockholders of the Company at the Company’s 2013 Annual Meeting held on June 4, 2013. The final voting results are as follows:

(1)
The following nominees were elected to our Board to serve until the next annual meeting of the Company’s stockholders or until his successor is elected and qualified: Michael R. Klein, Andrew C. Florance, David Bonderman, Michael J. Glosserman, Warren H. Haber, John W. Hill, Christopher J. Nassetta and David J. Steinberg.

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael R. Klein	24,143,804	2,510,758	605,870
Andrew C. Florance	26,390,337	264,225	605,870
David Bonderman	23,806,735	2,847,827	605,870
Michael J. Glosserman	24,668,886	1,985,676	605,870
Warren H. Haber	26,479,567	174,995	605,870
John W. Hill	26,568,354	86,208	605,870
Christopher J. Nassetta	21,664,191	4,990,371	605,870
David J. Steinberg	26,550,174	104,388	605,870

(2)
The amendment to the CoStar Group, Inc. Amended and Restated Certificate of Incorporation to remove the voting standard so that the Board of Directors may provide for majority voting in uncontested director elections was approved upon the following vote:

Votes For	26,576,610
Votes Against	15,061
Abstentions	62,892
Broker Non-Votes	605,869

(3)	The appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified upon the following vote:

Votes For	27,113,714
Votes Against	86,853
Abstentions	59,865

(4)	The advisory resolution on executive compensation was approved upon the following vote:

Votes For	17,081,636
Votes Against	9,426,925
Abstentions	146,002
Broker Non-Votes	605,869

Item 9.01. Financial Statements and Exhibits.

Exhibit No.        Description

Exhibit 3.1        CoStar Group, Inc. Third Amended and Restated Certificate of Incorporation, dated June 4, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date: June 6, 2013	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit Index

Exhibit 3.1        CoStar Group, Inc. Third Amended and Restated Certificate of Incorporation, dated June 4, 2013